EXHIBIT 10.1
CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Amendment no. 1 to

_______________________________________________________________________

Long-Term Ingot and Wafer Supply Agreement

________________________________________________________________________

between

NorSun AS

and

SunPower Corporation

JW

JH

This Amendment No. 1 to the Long-Term Ingot and Wafer Supply Agreement dated 9. August 2007 (the “Amendment”) is entered into as of __. November 2007 (the “Amendment Date”), between SunPower Corporation, a company organized under the laws of Delaware, USA, with registered address 3939 North First Street, San Jose, California 95134, USA ("SunPower") and NorSun AS, a company organized under the laws of Norway with registered address Bankplassen 1, 0151 OSLO.

WHEREAS SunPower and NorSun (collectively referred to as the “Parties”) are parties to a certain Long-Term Ingot and Wafer Supply Agreement, effective as of 9. August 2007 (the “Wafer and Ingot Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the meanings given to such terms in the Contract.

WHEREAS The Parties desire to amend the Wafer and Ingot Agreement to modify certain supply quantities for Polysilicon.

Agreement

The parties to this Amendment, intending to be legally bound, agree as follows:

1.	Schedule no. 2: The quantities of Polysilicon set forth in column 6 of Schedule 2 for 2007 and 2008 shall be amended as follows:

Polysilicon to be supplied by Sunpower to NorSun in December 2007, (Schedule 2, line 3, column 6) shall be changed from *** to *** metric tonnes (“MT”)

Polysilicon to be supplied by Sunpower to NorSun in March 2008, (Schedule 2, line 6, column 6) shall be changed from *** to ***MT.

2.	Execution: This Amendment is executed in two counterparts, one to each of the Parties.

3.	Effect of Amendment. Except as specifically modified herein, all terms and conditions of the Wafer and Ingot Agreement shall continue in full force and effect.

The parties have caused this Amendment to be executed and delivered as of the Amendment Date.

For and on behalf of NorSun AS /s/ Jon Hindar	For and on behalf of Sunpower Corporation /s/ Jon Whiteman 11-20-07
Name: Jon Hindar Title: Chief Executive Officer	Name: Jon Whiteman Title: Vice President, Strategic Supply

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2